Exhibit 99.1

Wrap Technologies, Inc. Appoints Scot Cohen as Chief Executive Officer

TEMPE, Ariz., Jan. 16, 2024 (GLOBE NEWSWIRE) -- Wrap Technologies, Inc. (Nasdaq: WRAP) (“Wrap” or the “Company”), a global leader in public safety innovation via artificial intelligence (“AI”), virtual reality and big data, today announced the appointment of Scot Cohen as its new Chief Executive Officer (CEO). Mr. Cohen, a co-founder of the Company, the largest shareholder, and Executive Chairman of the Company, is recognized for his deep commitment to the Company's mission and extensive experience in various industries.

Mr. Cohen stated, “The time has come to complete what Woody Norris, the inventor of BolaWrap, and I began in 2015. I'm ready to assume full responsibility for the organization, prioritizing top-line growth, recruiting and leading top talent, and optimizing costs through strategic outsourcing. This will enable a sharper focus on sales while reducing overall expenses.”

Since its founding in 2016, Mr. Cohen has been a cornerstone of Wrap, leading all rounds of financing, totaling $90M, and playing a crucial role in shaping the Company’s strategic direction. With over thirty years of experience building businesses and recruiting top talent in the institutional asset management and capital markets industries, Mr. Cohen is exceptionally qualified to navigate the Company into a future of expansion into new markets including commercial and private security.

Mr. Cohen's proven leadership in Wrap spans more than just financial aspects. As the longest-standing board member, he has also been an essential force in driving Wrap’s focus on wellness. His dedication to mental health and wellness extends to his philanthropic efforts, running a charitable foundation dedicated to providing mental health support, coaching, and education to law enforcement and government officials.

The Company is also delighted to announce the appointment of Kevin Mullins as President. In his time as the Company’s Chief Executive Officer, Kevin’s substantial contributions have been instrumental to Wrap's success, and his continued involvement in this new role will bring invaluable leadership and insight. The Company expresses its appreciation for his many achievements and looks forward to his ongoing contribution in this pivotal role.

Mr. Cohen said, “I want to thank Kevin Mullins for his dedication to Wrap, which has put us in a great position for continued success. As Chief Executive Officer, I am honored to lead Wrap into the future. The passion, insight, and resilience I've gained from watching my father and brother serve in public safety will be invaluable and empowering in my role as CEO. Talent onboarding is key to our growth. Our comprehensive platform, encompassing devices, training, data, AI, and wellness, is essential for serving communities globally. Our work will enhance physical and mental safety, with higher purpose policing and safety benefiting all of the Wrap community, and humanity. Through this work, I hope our children’s children will experience the positive change we plan to effect.”

Under Mr. Cohen's leadership, Wrap is set to pursue a future of growth, expanding beyond policing and aligning with the Company's commitment to enhancing public safety and wellness. Mr. Cohen is dedicated to higher purpose policing, aiming to elevate standards in law enforcement for community well-being and trust.

About Wrap

Wrap Technologies, Inc. (Nasdaq: WRAP) is a leading global provider of advanced public safety solutions, integrating ultramodern technology, cutting-edge tools, and comprehensive services to address the complex, modern day challenges facing public safety organizations around the world. Guided by a no-harm principle, Wrap is dedicated to developing groundbreaking solutions that empower public safety agencies to safeguard the communities they serve in a manner that fosters stronger relationships. Driving safer outcomes, empowering public safety and communities to move forward together.

Wrap's BolaWrap® solution encompasses an innovative and patented hand-held remote restraint device, strategically engineered with Wrap’s no-harm guiding principle to proactively deter escalation by deploying a Kevlar® tether that safely restrains individuals from a distance. Combined with BolaWrap® training, certified by the esteemed International Association of Directors of Law Enforcement Standards and Training (IADLEST), Wrap enables officers from over 900 agencies across the US and 60 countries around the world, with the expertise to effectively use BolaWrap® as an early intervention measure, mitigating potential risks and injuries, averting tragic outcomes. Saving lives with each wrap.

Wrap Reality™, the Company’s advanced virtual reality training system, is a fully immersive training simulator and comprehensive public safety training platform equips first responders with the discipline and practice to prevent escalation, de-escalate conflicts, and apply appropriate tactical use-of-force measures to better perform in the field. By offering a growing range of real-life scenarios, Wrap Reality™ addresses the dynamic nature of modern law enforcement situations for positive public safety outcomes. Building safer communities one decision at a time.

Wrap’s Intrensic solution is a comprehensive, secure and efficient body worn camera and evidence collection and management solution designed with innovative technology to quickly capture, safely handle, securely store, and seamlessly track evidence, all while maintaining full transparency throughout the process. With meticulous consolidation and professional management of evidence, confidence in law enforcement and the justice system soars, fostering trust and reliability in court outcomes. Intrensic’s efficient system streamlines the entire process seamlessly, empowering all public safety providers to focus on what matters. Expediting justice with integrity.

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Trademark Information

Wrap, the Wrap logo, BolaWrap®, Wrap Reality™ and Wrap Training Academy are trademarks of Wrap Technologies, Inc., some of which are registered in the U.S. and abroad. All other trade names used herein are either trademarks or registered trademarks of the respective holders.

Cautionary Note on Forward-Looking Statements - Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to: statements regarding the Company’s overall business; total addressable market; and, expectations regarding future sales and expenses. Words such as “expect,” “anticipate,” “should”, “believe”, “target”, “project”, “goals”, “estimate”, “potential”, “predict”, “may”, “will”, “could”, “intend”, and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Moreover, forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the Company’s ability to successful implement training programs for the use of its products; the Company’s ability to manufacture and produce product for its customers; the Company’s ability to develop sales for its new product solution; the acceptance of existing and future products; the availability of funding to continue to finance operations; the complexity, expense and time associated with sales to law enforcement and government entities; the lengthy evaluation and sales cycle for the Company’s product solution; product defects; litigation risks from alleged product-related injuries; risks of government regulations; the business impact of health crises or outbreaks of disease, such as epidemics or pandemics; the impact resulting from geopolitical conflicts and any resulting sanctions; the ability to obtain export licenses for counties outside of the United States; the ability to obtain patents and defend IP against competitors; the impact of competitive products and solutions; and the Company’s ability to maintain and enhance its brand, as well as other risk factors mentioned in the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, and other SEC filings. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Wrap’s headquarters are in Tempe, Arizona.

For more information, please visit wrap.com.

Investor Relations Contact:

800.583.2652
ir@wrap.com

Media Relations Contact:

Leigh Anne Arnold
5W Public Relations
wrap@5wpr.com